Exhibit 10.1.2

SECOND AMENDMENT
TO
CREDIT AGREEMENT

Dated as of December 3, 2003

among

MERITAGE CORPORATION,
as the Borrower

GUARANTY BANK,
as Administrative Agent and Swing Line Lender,

BANK ONE, NA,
as Syndication Agent

FLEET NATIONAL BANK,
as Documentation Agent

and

The Other Lenders Party Thereto

GUARANTY BANK,
as Joint Lead Arranger and Joint Book Manager

and

BANC ONE CAPITAL MARKETS, INC.,
as Joint Lead Arranger and Joint Bank Manager

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of December 3, 2003, is entered into among MERITAGE CORPORATION, a Maryland corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), GUARANTY BANK, as Administrative Agent and Swing Line Lender, BANK ONE, NA, as Syndication Agent, and FLEET NATIONAL BANK, as Documentation Agent.

BACKGROUND

A.             The Borrower, certain of the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender are parties to that certain Credit Agreement, dated as of December 12, 2002, as amended by that certain First Amendment to Credit Agreement, dated as of September 8, 2003 (said Credit Agreement, as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B.              The Borrower has requested certain amendments to the Credit Agreement to, among other things, (a) increase the Aggregate Commitments and extend the Scheduled Maturity Date and (b) add Comerica Bank, PNC Bank, National Association and SouthTrust Bank (collectively, “New Lenders”) as lenders under the Credit Agreement..

C.            The Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Swing Line Lender and the Administrative Agent covenant and agree as follows:

1.             AMENDMENTS.

(a)           The definition of “Documentation Agent” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Documentation Agent” means Fleet National Bank, in its capacity as documentation agent under any of the Loan Documents.

(b)           The definition of “Letter of Credit Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Letter of Credit Sublimit” means an amount equal to $60,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

(c)           The definition of “Revolving Note” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Revolving Note” or “Revolving Loan Note” means a promissory note made by the Borrower in favor of a Lender and evidencing Revolving Loans made by such Lender, substantially in the form of Exhibit C.

(d)           The definition of “Scheduled Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Scheduled Maturity Date” means May 3, 2007, as the same may be extended pursuant to Section 2.14.

(e)           The definition of “Swing Line Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Swing Line Sublimit” means an amount equal to the lesser of (a) $35,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

(f)            The definition of “Syndication Agent” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Syndication Agent” means Bank One, NA, in its capacity as syndication agent under any of the Loan Documents.

(g)           Section 1.01 of the Credit Agreement is hereby amended by adding the defined terms “Increase Closing Date” and “Second Amendment Closing Date” thereto in proper alphabetical order to read as follows:

“Increase Closing Date” has the meaning specified in Section 2.15(b).

“Second Amendment Closing Date” means December 3, 2003.

(h)           The reference to “Section 2.02(b)” in the eighth line of Section 2.02(a) of the Credit Agreement is hereby deleted and “Section 2.02(a)” is inserted in lieu thereof.

(i) The reference to “Cash Collateral” in the sixth line of Section 2.03(d)(i) of the Credit Agreement and in the last paragraph of Section 8.03 of the Credit Agreement is hereby deleted and “cash collateral” is inserted in lieu thereof.

(j)            Article II of the Credit Agreement is hereby amended by adding a new Section 2.15 thereto to read as follows:

2.15        Increase in Commitments.

(a)           Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time on a one-

time basis, request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $50,000,000. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(b)             If the Aggregate Commitments are increased in accordance with this Section 2.15, the Administrative Agent and the Borrower shall determine the Closing Date (the “Increase Closing Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Closing Date. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Closing Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of such Increase Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default exists. On the Increase Closing Date, each Lender shall, to the extent necessary, make a payment to the Administrative Agent in an amount sufficient, upon the application of such payments by all Lenders to the reduction of outstanding Revolving Loans held by the Lenders, to cause the principal amount of Revolving Loans outstanding made by each Lender to be in the amount of its Pro Rate Share (after giving effect to the increase in the Aggregate Commitments in accordance with this Section 2.15) of all outstanding Revolving Loans. The Borrower hereby irrevocably authorizes each Lender to fund to the Administrative Agent the payment required to be made pursuant to the immediately preceding sentence for application to the reduction of the outstanding Revolving Loans held by the other Lenders. If, as a result of the repayment of Revolving Loans provided for in this Section 2.15, any payment of Eurodollar Rate Loans occurs on a day which is not the last day of the applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of any Lender holding a Eurodollar Rate Loan any loss or cost incurred by such Lender resulting therefrom in accordance with Section 3.05 to the extent a Eurodollar Rate Loan is paid on other than the last day of an Interest Period as a result thereof.

(c)           Upon the Increase Closing Date and the making of the payments described in Section 2.15(b), each new Lender and/or increasing Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided participation in all outstanding Swing Line Loans and L/C Obligations in accordance with its Pro Rata Share.

(d)           This Section shall supersede any provisions in Sections 2.13, or 10.01 to the contrary.

(k)           The reference to “Existing Credit Agreement” in Section 4.01(a)(xi) of the Credit Agreement is hereby deleted and “Existing Credit Facilities” is inserted in lieu thereof.

(1)           The reference to “Section 7.03(g)” in Section 5.13 of the Credit Agreement is hereby deleted and “Section 7.02” is inserted in lieu thereof.

(m)          Article V of the Credit Agreement is hereby further amended by adding a new Section 5.21 thereto in proper numerical order to read as follows:

Section 5.21 Tax Shelter Regulations. The Borrower does not intend to treat the Loans and/or Letters of Credit and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Revolving Loans and/or its interest in Swing Line Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

(n)           Section 6.02 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (f) thereof; (ii) deleting “.” at the end of clause (g) thereof and inserting “; and” in lieu thereof; and (iii) adding the following new clause (h) thereto to read as follows:

(h)           promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

(o)            Section 6.02 of the Credit Agreement is further amended by deleting the reference to “Section 6.02(c)” in the last paragraph thereof and inserting “Section 6.02(b)” in lieu thereof.

(p)            Section 7.11 (a) of the Credit Agreement is hereby amended to read as follows:

(a)           Minimum Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $225,000,000 plus (b) an amount equal to 50% of Consolidated Net Income earned in each full fiscal quarter ending after the Second Amendment Closing Date (with no deduction for a net loss in any such fiscal quarter), plus (c) an amount equal to 75% of the aggregate increases in Consolidated Tangible Net Worth of the Borrower and its Restricted Subsidiaries after the Second Amendment Closing Date by reason of the issuance and sale of Equity Interests or other equity interests of the Borrower or any Restricted Subsidiary (other than issuances to the Borrower or a wholly-owned Restricted Subsidiary), including upon any conversion of debt securities of the Borrower into such Equity Interests or other equity interests, plus (d) an amount equal to the net worth of any Person that becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or any Restricted Subsidiary or substantially all of the assets of which are acquired by the Borrower or any Restricted Subsidiary, in each case after the Second Amendment Closing Date.

(q)           The reference to “Revolving” in the fifth line of Section 8.01(e) of the Credit Agreement is hereby deleted and “committed” is inserted in lieu thereof.

(r)            The reference to “Section 9.12” in the last paragraph of Section 9.11 of the Credit Agreement is hereby deleted and “Section 9.11” is inserted in lieu thereof.

(s)           Subsection (b) of Section 10.01 is hereby amended to read as follows:

(b)           extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(t)            The reference to “Administrative Questionnaire” in Section 10.02(a)(ii) of the Credit Agreement is hereby deleted and “Administrative Reply Form” is inserted in lieu thereof.

(u)            Section 10.08 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof to read as follows:

Notwithstanding anything to the contrary, “Information” shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

(v)           Article X of the Credit Agreement is hereby amended by adding a new Section 10.20 thereto to read as follows:

10.20  USA Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

(w)            Schedule 2.01 is hereby amended to be in the form of Schedule 2.01 to this Second Amendment, and the Commitment and Pro Rata Share of each Lender, after giving effect to this Second Amendment, is set forth on such Schedule 2.01.

(x)             Schedule 10.02 is hereby amended to be in the form of Schedule 10.02 to this Second Amendment.

(y)            Exhibit D to the Credit Agreement is hereby amended to be in the form of Exhibit D to this Second Amendment.

2.               REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a)             the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

(b)             no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)             (i) the Borrower has full power and authority to execute and deliver this Second Amendment, the Revolving Loan Note payable to the order of each New Lender (collectively, the “New Notes”), the replacement Revolving Loan Note payable to the order of each Lender whose Commitment has been amended pursuant to this Second Amendment (collectively, the “Replacement Notes”), the replacement Swing Line Note payable to the order of Swing Line Lender (the “Swing Line Note”), (ii) this Second Amendment, the New Notes, the Replacement Notes and the Swing Line Note have been duly executed and delivered by the Borrower, and (iii) this Second Amendment, the New Notes, the Replacement Notes, the Swing Line Note and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)           neither the execution, delivery and performance of this Second Amendment, the New Notes, the Replacement Notes, the Swing Line Note, the Guaranty or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Second Amendment, the New Notes, the Replacement Notes or the Swing Line Note or (ii) the acknowledgement by each Guarantor of this Second Amendment.

3.             CONDITIONS TO EFFECTIVENESS.  This Second Amendment shall be effective upon satisfaction or completion of the following:

(a)           the Administrative Agent shall have received counterparts of this Second Amendment executed by all of the Lenders;

(b)           the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor;

(c)          the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment, the New Notes and the Replacement Notes;

(d)         the Administrative Agent shall have received an opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d) and (e) of this Second Amendment;

(e)          the Administrative Agent shall have received a duly executed (i) New Note for each New Lender, (ii) Replacement Note for each Lender whose Commitment is being amended by this Second Amendment and (iii) Swing Line Note;

(f)          the Administrative Agent shall have received from the Borrower in immediately available funds for (i) each New Lender, an amount equal to the product of (A) 0.375% and (B) the amount of each such New Lender’s Commitment, (ii) for each existing Lender, an amount equal to the product of (A) 0.150% and (B) the amount of each such Lender’s Commitment before giving effect to any increase in such Lender’s Commitment pursuant to this Second Amendment, and (iii) for each existing Lender whose Commitment is being increased pursuant to this Second Amendment, an amount equal to the product of (A) 0.375% and (B) the remainder of (1) the amount of such Lender’s Commitment as increased pursuant to this Second Amendment minus (2) the amount of such Lender’s Commitment before giving effect to such increase; and

(g)         the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

4.           PAYMENTS BY LENDERS.  Upon the effective date of this Second Amendment, each Lender shall, to the extent necessary, make a payment to the Administrative Agent in an amount sufficient, upon the application of such payments by all Lenders to the reduction of outstanding Revolving Loans held by the Lenders, to cause the principal amount of Revolving Loans outstanding made by each Lender to be in the amount of its Pro Rata Share (after giving effect to this Second Amendment) of all outstanding Revolving Loans. The

Borrower hereby irrevocably authorizes each Lender to fund to the Administrative Agent the payment required to be made pursuant to the immediately preceding sentence for application to the reduction of the outstanding Revolving Loans held by the other Lenders. If, as a result of the repayment of Revolving Loans provided for in this Section 4, any payment of Eurodollar Rate Loans occurs on a day which is not the last day of the applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of any Lender holding a Eurodollar Rate Loan any loss or cost incurred by such Lender resulting therefrom in accordance with Section 3.05 to the extent a Eurodollar Rate Loan is paid on other than the last day of an Interest Period as a result thereof. Upon the effective date of this Second Amendment, each New Lender and each Lender whose Commitment is increased as a result of this Second Amendment, shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided participation in all outstanding Swing Line Loans and L/C Obligations in accordance with its Pro Rata Share (after giving effect to this Second Amendment).

5.             ADDITION OF NEW LENDERS.  The parties hereto agree that the provisions of Section 10.07 of the Credit Agreement shall not be applicable to the addition of the New Lenders pursuant to this Second Amendment. Each New Lender represents and warrants to the Administrative Agent as follows:

(a)           such New Lender has received a copy of the Credit Agreement and all amendments thereto, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto, and it is an Eligible Assignee;

(b)           it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Second Amendment, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Second Amendment and the other Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith;

(c)           under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to such New Lender under any Loan Document, and no tax forms described in Section 10.15 of the Credit Agreement are required to be delivered by such New Lender; and

(d)           such New Lender has received and reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and become a party to the Credit Agreement. Such New Lender has independently and without reliance upon the Administrative Agent or any other Person, and based on such information as such New Lender has deemed appropriate, made its own credit analysis and decision to enter into this Second Amendment and become a party to the Credit Agreement. Such New Lender will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

6.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b)           The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

7.             COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

8.             GUARANTOR’S ACKNOWLEDGMENT.  By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein and (ii) cover the Aggregate Commitments as increased by this Second Amendment, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

9.             EXECUTION IN COUNTERPARTS.  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

10.           GOVERNING LAW; BINDING EFFECT.  This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

11.           HEADINGS.  Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

12.           ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE

CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

MERITAGE CORPORATION

By:	/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	VP

GUARANTY BANK, as Administrative Agent

By:	/s/ Sam A. Meade
	Name:	Sam A. Meade
	Title:	Senior Vice President

By:	/s/ Sam A. Meade
	Name:	Sam A. Meade
	Title:	Senior Vice President

FLEET NATIONAL BANK, as a Lender and Documentation Agent

By:	/s/ Jeff V. Avcock
	Name:	Jeff V. Avcock, CFA
	Title:	Vice President

BANK ONE, N.A., as a Lender and Syndication Agent

By:	/s/ Paul Engler
	Name:	Paul Engler
	Title:	First Vice President

WELLS FARGO BANK ARIZONA NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patricia A. Richards
	Name:	Patricia A. Richards
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

CALIFORNIA BANK AND TRUST, as a Lender

By:	/s/ Stephanie Lantz
	Name:	Stephanie Lantz
	Title:	VP

COMPASS BANK, as a Lender

By:	/s/ Steven J. Heslep
	Name:	STEVEN J. HESLEP
	Title:	S. V. P.

COMERICA BANK, as a Lender

By:	/s/ Casey L. Ostrander
	Name:	Casey L. Ostrander
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

SOUTHTRUST BANK, as a Lender

By:	/s/ Samuel L. Boroughs
	Name:	Samuel L. Boroughs
	Title:	VICE PRESIDENT

ACKNOWLEDGED AND AGREED TO:

MONTEREY HOMES ARIZONA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MONTEREY HOMES CONSTRUCTION, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF ARIZONA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES CONSTRUCTION, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

HANCOCK-MTH COMMUNITIES, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

HANCOCK-MTH BUILDERS, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS GP, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS LP, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

LEGACY/MONTEREY HOMES L.P.

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOLDINGS, L.L.C.

By:	Legacy/Monterey Homes, L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

LEGACY OPERATING COMPANY, L.P.

By:	Meritage Holdings, L.L.C., its General Partner

By:	Legacy/Monterey Homes, L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

HULEN PARK VENTURE, LLC

By:	Legacy Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS GP II, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS LP II, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH HOMES-TEXAS, L.P.

By:	MTH-Texas GP II, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF NORTHERN CALIFORNIA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-HOMES NEVADA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-CAVALIER, LLC

By:	Monterey Homes Construction, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH GOLF, LLC

By:	Hancock-MTH Builders, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

LEGACY-HAMMONDS MATERIALS, L.P.

By:	Meritage Holdings, L.L.C., its General Partner

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary